EXHIBIT 10.18


                               POINTE CAPITAL LTD
                                 556 Main Street
                            Hunkins Waterfront Plaza
                                 Memorial Square
                                   Charlestown
                               Nevis, West Indies

Martin Euler, CFO
Astrata Group Inc
112-113 The Chambers
Chelsea Harbour
London SW10 0XF

2nd February 2005


Dear Sirs:

This is to confirm that:

1) The US$ 525,000 (five hundred and twenty five thousand US dollars) due in respect of the recent Pointe Capital Ltd. subscription agreement is to be deducted from the Pointe Capital Ltd. loans that have been advanced to Astrata Europe Ltd.

2) The repayment of US$ 90,000 (ninety thousand US dollars) that was received from Astrata Europe Ltd. on 16th December 2004 is duly acknowledged.

3) Clause 1.9 of the Medium Term Loan Facility dated 1 August 2004 between Pointe Capital Ltd and Astrata Europe Ltd is cancelled and replaced with

     "The Repayment Date" means 30 June 2005.

4) Clause 4 of the Medium Term Loan Facility dated 1 August 2004 between Pointe Capital Ltd and Astrata Europe Ltd is cancelled and replaced with

     The Loan will be repaid by the Borrower in full on the Repayment Date.

If you require any additional information to allow the loan offset and issuance of these shares and warrants please advise us as soon as possible.

Please confirm the balance on the loan account after this offset has been recorded and also sign and return the enclosed copy of this letter to confirm acceptance of the above details.

Yours faithfully

Pierce Loughran - Attorney
Signed For and On Behalf of Pointe Capital Ltd

Agreed and Accepted by:

Astrata Group Inc                           Astrata Europe Ltd


-------------------------                   ---------------------------
Name:    Martin Euler                       Name:     Martin Euler
Title:   CFO                                Title:    Director